UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2008

AVIZA TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-51642 (Commission File Number)	20-1979646 (I.R.S. Employer Identification Number)

440 Kings Village Road, Scotts Valley, CA 95066

(Address of principal executive offices) (Zip Code)

831-438-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.             Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Deloitte & Touche LLP

On March 31, 2008, we dismissed Deloitte & Touche LLP, or Deloitte, as our independent registered public accounting firm based on the recommendation and authorization of the audit committee of our board of directors.

Deloitte’s audit reports on our consolidated financial statements for the fiscal years ended September 29, 2006 and September 28, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of our consolidated financial statements for the fiscal years ended September 29, 2006 and September 28, 2007, and the review of our consolidated financial statements for the quarterly period ended December 28, 2007, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Deloitte’s satisfaction would have caused Deloitte to make reference to the subject matter of the disagreement in connection with their reports.

We currently are not required to, and therefore did not, furnish a report on our internal control over financial reporting pursuant to the Securities and Exchange Commission’s, or SEC, rules under Section 404 of the Sarbanes-Oxley Act of 2002 as part of the annual reports that we file on Form 10-K.  Therefore, there were no such reports for Deloitte to audit for the fiscal years ended September 29, 2006 and September 28, 2007.

We provided Deloitte with a copy of the disclosure contained in this Form 8-K and requested that Deloitte furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. Deloitte’s letter, dated March 31, 2008, is filed as Exhibit 16.1 to this Form 8-K.

(b)  Engagement of Armanino McKenna LLP

On March 31, 2008, we engaged Armanino McKenna LLP, or Armanino, as our independent registered public accounting firm for our fiscal year ending September 26, 2008 based on the recommendation and authorization of the audit committee of our board of directors.

We did not consult Armanino during our two most recent fiscal years or the interim period prior to its appointment with regard to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.01.             Regulation FD Disclosure.

On March 31, 2008, we issued a press release with respect to the dismissal of Deloitte and the engagement of Armanino as our independent registered public accounting firm. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. This

Item 7.01 and the attached Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number
16.1 Letter from Deloitte & Touche LLP regarding change in certifying accountant.

99.1 Press Release dated March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                  March 31, 2008

AVIZA TECHNOLOGY, INC.

By:	/s/ Patrick C. O’Connor
Patrick C. O’Connor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
16.1 Letter from Deloitte & Touche LLP regarding change in certifying accountant.

99.1 Press Release dated March 31, 2008.